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                                                                  EXHIBIT 10.49

ATTENTION __________ COUNTY CLERK, TEXAS:

Recording requested by and when recorded mail to:

BANK ONE, TEXAS, N.A.
c/o Robert N. Rule, Jr.,
Gardere & Wynne, L.L.P.
1601 Elm Street, Suite 3000
Dallas, Texas  75201-4761


                              AMENDED AND RESTATED
                       DEED OF TRUST, SECURITY AGREEMENT,
                            ASSIGNMENT OF PRODUCTION
                            AND FINANCING STATEMENT


THE STATE OF TEXAS                )
                                  )        KNOW ALL BY THESE PRESENTS:
COUNTIES OF ECTOR, GREGG,         )
IRION, NUECES, RUSK               )
and YOUNG

         WHEREAS, NATIONAL ENERGY GROUP, INC., a Delaware corporation, the address of which is 1400 One Energy Square, 4925 Greenville Avenue, Dallas, Texas 75206 (hereinafter referred to as "Grantor"), does hereby execute this Amended and Restated Deed of Trust, Security Agreement, Assignment of Production and Financing Statement (hereinafter referred to as the "Deed of Trust"), for the use and benefit BANK ONE, TEXAS, N.A., national banking association, the address of which is 1717 Main Street, Dallas, Texas 75201, as Administrative Agent ("Agent"), for itself and Credit Lyonnais New York Branch, and each and every other lending institution participating as a "Bank" under, or which may hereafter participate as a "Bank" under the Loan Agreement, as hereinafter defined (collectively herein called the "Bank"); covering oil and gas properties herein described located on lands situated in the Counties of Ector, Gregg, Irion, Nueces, Rusk and Young, Texas.

         NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Bank to Grantor, the receipt and sufficiency of which are hereby acknowledged and confessed, Grantor does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto Wm. Mark Cranmer, as Trustee (hereinafter referred to as the "Trustee"), for the use and benefit of Bank all right, title and interest now or at any time hereafter vested in Grantor in and to the following described properties and interests, to wit:

                 (a) All oil, gas and mineral interests and other interests and property of every kind and character described and referred to in Exhibit "A" attached hereto and made a part hereof by reference for all purposes as if copied herein in full;
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                 (b)      Any and all operating agreements, communitization
         agreements, unitization agreements, pooling agreements, declarations of pooled units, all units created under orders, regulations, rules or other official acts of any federal, state or other governmental body or regulatory agencies providing for pooling and unitization, spacing orders or other well permits and other instruments, whether now or hereafter made, and the units created thereby, which relate to any of the properties and interests described or referred to in Exhibit "A", whether or not such agreements, orders or instruments are described in Exhibit "A";

                 (c) All real property covered by any and all of the oil, gas and mineral leases described or referred to in Exhibit "A" and the real property described or referred to in Exhibit "A" (hereinafter collectively referred to as the "Lands"), even though such rights, titles and interests be incorrectly or insufficiently described or referred to therein, or a description of a part or all of such rights, titles and interests be omitted from Exhibit "A";

                 (d) Any and all oil, gas and mineral leases described or referred to in Exhibit "A" and any and all oil, gas and mineral leases covering all or any part of the Lands (herein collectively referred to as the "Leases"), together with all right, title and interest now or at any time hereafter vested in Grantor in and to any and all overriding royalty interests, mineral interests, royalty interests, net profit interests, oil payments, production payments and all other interests and properties of every kind and character which relate to any of the Lands or the Leases, even though such rights, titles and interests be incorrectly or insufficiently described or referred to therein, or a description of a part or all of such rights, titles and interests be omitted from Exhibit "A" together with any and all renewals, extensions, substitutions, ratifications, supplements, amendments and replacements of and for any of the Leases or other interests described or referred to herein;

                 (e) All personal property, equipment, fixtures, hereditaments, improvements, easements, permits, licenses, servitudes, surface leases and rights-of-way situated upon or used or useful or held for use in connection with the exploration, development or operation of the foregoing properties and interests, or the production, treating, storing or transportation of oil, gas and other hydrocarbons therefrom, including, without limitation, liquid extraction plants, plant compressors, field gathering systems, valves, fittings, engines, boilers, meters, cables, wires, towers, tubing and rods, casing, connections, tanks, batteries, separators, lines, pumps, pipes, pipelines, structures, buildings, sheds, oil wells, gas wells, injection wells, other wells, fixtures, tools, machinery, power lines, telephone and telegraph lines, and other appurtenances, apparatus, appliances and property of every kind and character, movable or immovable, now or at any time hereafter located on the Lands, or which may now or hereafter be used or obtained in connection therewith, whether or not the same are described or referred to in Exhibit "A", together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties;

                 (f) All oil, casinghead gas and gas sales, purchase, exchange and processing contracts and agreements, and all other contracts, agreements and instruments, whether now in existence or hereafter made, which relate to any of the properties and interests described or referred to in Exhibit "A", whether or not such contracts and agreements are described or referred to in Exhibit "A", together with any and all renewals, extensions, substitutions,





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         ratifications, supplements, amendments and replacements of or for any such contracts, agreements and instruments;

                 (g) All oil, gas and other hydrocarbons, including, without limitation, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, and all products separated, settled and dehydrated therefrom, and all products refined therefrom, including, without limitation, kerosene, liquified petroleum gas, refined lubricating oils, diesel fuel, drip gasoline and natural gasoline, and all other minerals, and the proceeds thereof, produced and to be produced from and which accrue or are attributable to any of the above described or referenced properties and interests, by virtue of the above described or referenced contracts, agreements and instruments; and

                 (h) Any and all proceeds, rents, issues, profits, products, revenues and other income arising from or by virtue of the sale, lease or other disposition of, or from any insurance payable with respect to damage, loss or destruction of, the collateral described in Subparagraphs (a) through (g) above.

         It is expressly understood and agreed by the parties hereto that any and all decimal fractional interests and/or well names set out in Exhibit "A" pertaining to any of the properties and interests described or referred to in Exhibit "A" have been appended for informational purposes only and shall not limit in any way whatsoever the interest of Grantor in such properties and interests, or interests derived thereunder, which are subject to this Deed of Trust.

         Grantor's interests in the properties and interests described in Subparagraphs (a) through (h) above are all hereinafter sometimes collectively referred to as the "Mortgaged Properties".

         TO HAVE AND TO HOLD the Mortgaged Properties, together with all the rights, hereditaments and appurtenances in anywise appertaining or belonging thereto, unto Trustee and his successors or substitutes in this trust, and his and their assigns, in trust and for the uses and purposes hereinafter set forth, forever.

         The term "Grantor's Successors" as used herein, shall mean Grantor's heirs, executors, legal representatives, successors and assigns. Grantor hereby binds Grantor and Grantor's Successors to warrant and forever defend, all and singular, the Mortgaged Properties, unto Trustee and his successors or substitutes in this trust, and his and their assigns, forever, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

         All capitalized terms used herein and not otherwise defined herein shall have the same meanings ascribed to such terms in that certain Restated Loan Agreement of even date herewith among Grantor (sometimes referred to as "NEG"), as Borrower, NEG-OK, Inc. and Boomer Marketing Corporation, as Guarantors, Agent, Credit Lyonnais New York Branch, as Syndication Agent, and Bank, as amended and restated from time to time (the "Loan Agreement").

                                   ARTICLE 1
                         REPRESENTATIONS AND WARRANTIES





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         1.1     Grantor hereby expressly represents and warrants to Bank that
(a) the Leases are in full force and effect; (b) Grantor's interests in the Leases are valid and subsisting on the Lands and entitle Grantor to receive that proportion of the total production from the Mortgaged Properties indicated in connection with the descriptions thereof in Exhibit "A"; (c) Grantor has good, valid and indefeasible title to Grantor's interest in the Leases and to Grantor's interest in the personal property and fixtures comprising a part of the Mortgaged Properties or used or obtained in connection therewith, except for Permitted Liens (as that term is defined in the Loan Agreement) and except as provided in Exhibit "A" and the right, power and authority to execute and deliver this Deed of Trust and convey the Mortgaged Properties; (d) the Mortgaged Properties are free and clear of all claims, liens, encumbrances, security interests, contracts, agreements, options, preferential purchase rights or other restrictions or limitations of any nature or kind, except for Permitted Liens (as defined in the Loan Agreement) and except as expressly provided herein; (e) all rentals, royalties and other amounts due and payable under the Leases have been duly paid, and obligations to be performed under the Leases as to the Lands have been duly performed; (f) the holder shall quietly enjoy and possess the Mortgaged Properties; (g) Grantor is not a party to, and none of the hydrocarbons produced from any of the wells located on the Leases are the subject of, any Advance Payment Contract affecting or relating to any of the Mortgaged Properties. As used herein, the term "Advance Payment Contract" means any contract whereby Grantor either (1) receives or becomes entitled to receive (either directly or indirectly to a third party for Grantor's account or benefit) any payment (an "Advance Payment") to be applied toward payment of the purchase price of hydrocarbons produced or to be produced from any of the Mortgaged Properties and which Advance Payment is paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (2) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided that inclusion of the standard "take or pay" provision in any gas sales or purchase contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof; (h) Grantor and any guarantor of the Secured Indebtedness (hereinafter defined) are now in a solvent condition; (i) all financial statements, schedules, certificates, reports and other documents furnished by Grantor and any guarantor of the Secured Indebtedness to the holder in connection with the Secured Indebtedness are true and correct in all material respects and do not omit to state any material fact or circumstance necessary to make the statements contained therein not misleading; (j) no bankruptcy or insolvency proceedings are pending contemplated or threatened by or against Grantor and any guarantor of the Secured Indebtedness; and (k) no other material judicial or administrative actions, suits or proceedings are pending, or to the knowledge of Grantor, contemplated or threatened by or against Grantor and any guarantor of the Secured Indebtedness.

                                   ARTICLE 2
                              SECURED INDEBTEDNESS

         2.1 This Deed of Trust is given to secure payment and performance of the following indebtedness, obligations and liabilities, to wit:

                 (a) The commitment of the Bank to make loans to NEG from time to time in amounts of up to, in the aggregate, One Hundred Five Million Dollars ($105,000,000.00) (the "Commitment"), said Commitment being comprised of the Term Loan Commitment, in the





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         amount of $5,000,000.00, and the Revolving Commitment, in the amount of up to $100,000,000.00, together with any and all promissory notes at any time representing all or any part of the Commitment, any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of or for any such promissory notes, and without limiting the foregoing, including but not limited to, the following promissory notes:

                          (i) That certain Term Note as of even date herewith in the original principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00), executed by NEG, as maker, payable to the order of Bank One, Texas, N.A., and containing usual and customary provisions for collection and attorneys' fees, and any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions thereof or therefor, or any part thereof (herein referred to as the "Bank One Term Note");

                          (ii) That certain Revolving Note as of even date herewith in the original principal amount of Fifty Million and No/100 Dollars ($50,000,000.00), executed by NEG, as maker, payable to the order of Bank One, Texas, N.A., and containing usual and customary provisions for collection and attorneys' fees, and any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions thereof or therefor, or any part thereof (herein referred to as the "Bank One Revolving Note");

                          (iii) That certain Term Note as of even date herewith in the original principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00), executed by NEG, as maker, payable to the order of Credit Lyonnais New York Branch, and containing usual and customary provisions for collection and attorneys' fees, and any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions thereof or therefor, or any part thereof (herein referred to as the "Credit Lyonnais Term Note"); and

                          (iv) That certain Revolving Note as of even date herewith in the original principal amount of Fifty Million and No/100 Dollars ($50,000,000.00), executed by NEG, as maker, payable to the order of Credit Lyonnais New York Branch, and containing usual and customary provisions for collection and attorneys' fees, and any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions thereof or therefor, or any part thereof (herein referred to as the "Credit Lyonnais Revolving Note");

which Notes are given in renewal, extension, modification and substitution, but not in extinguishment of the promissory notes identified and described in the Prior Deed of Trust (as defined herein).

                 (b) All indebtedness, obligations and liabilities of Grantor arising pursuant to the provisions of any loan agreement, whether now existing or hereafter arising, executed or to be executed by and between Grantor and Bank, including, without limitation, the Loan Agreement,





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         and all supplements, amendments, restatements, modifications and replacements thereof or therefor, together with any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of or for any such indebtedness, obligations and liabilities, or any part thereof;

                 (c) All indebtedness, obligations and liabilities arising pursuant to the provisions of this Deed of Trust, and any and all other deeds of trust, mortgages, indentures, security agreements, pledge agreements, collateral mortgages, collateral chattel mortgages, assignments, or other conveyances, whether now existing or hereafter arising, and all supplements, amendments, restatements, modifications and replacements thereof or therefor, executed or to be executed by Grantor or any guarantor of the Secured Indebtedness to or for the use and benefit of Bank, together with any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of or for any such indebtedness, obligations and liabilities, or any part thereof (hereinafter collectively referred to as the "Security Instruments");

                 (d) All loans and advances which Bank may hereafter make to Grantor and any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of any and all such loans and advances, or any part thereof; and

                 (e) All other and additional debts, obligations and liabilities of every kind and character of Grantor now existing or hereafter arising in favor of Bank, regardless of whether such debts, obligations and liabilities are direct or indirect, primary or secondary, joint, several or joint and several, fixed or contingent, and regardless of whether such present or future debts, obligations and liabilities may, prior to their acquisition by Bank, be or have been payable to, or be or have been in favor of, some other persons or have been acquired by Bank in a transaction with one other than Grantor together with any and all renewals, increases, refundings, substitutions, replacements, consolidations and/or extensions of or for any and all such debts, obligations, and liabilities, or any part thereof (it being contemplated that Bank may lend additional sums of money to Grantor from time to time, but shall not be obligated to do so, and that all such additional sums and loans shall be part of the "Secured Indebtedness" as hereinafter defined).

         The term "Notes," as used herein, shall mean, collectively the Bank One Term Note, the Bank One Revolving Note, the Credit Lyonnais Term Note and the Credit Lyonnais Revolving Note. The term "Secured Indebtedness", as used herein, shall mean all of the indebtedness, obligations and liabilities described or referred to above in Subsections (a) through (e), inclusive, of this Section 2.1. The term "holder", as used herein, shall mean the holder or holders of the Secured Indebtedness or any part thereof.

                                   ARTICLE 3
                                   COVENANTS

         3.1 The covenants, agreements and undertakings of Grantor contained in this Deed of Trust, whether in this Article 3 or elsewhere, are made by Grantor for Grantor and Grantor's Successors.





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         3.2     Grantor hereby covenants, agrees and specifically undertakes hereby:

                 (a) To maintain, preserve and keep or cause to be maintained, preserved and kept Grantor's interests in the Mortgaged Properties and all appurtenances thereto, including, without limitation, all buildings, improvements, machinery, equipment, pipelines, fixtures and other personal property of every kind and character, in respect of the Leases, in good repair, working order and condition, and from time to time, at Grantor's own expense, do or cause to be done all necessary and proper repairs, renewals, replacements and substitutions of the Mortgaged Properties and all appurtenances thereto, so that at all times the state and condition of the Mortgaged Properties and all appurtenances thereto will be preserved and maintained;

                 (b) To permit or cause to be permitted the holder, its agents, employees and representatives, at their own risk, to go upon, examine, inspect and remain on the Mortgaged Properties, and to go upon the derrick floor of any well or wells at any time drilled or being drilled thereon, and to strap, gauge, measure and inspect any and all tanks at any time on the Mortgaged Properties or holding oil, gasoline or casinghead gasoline therefrom; and Grantor shall do or cause to be done all things necessary and/or proper to enable the holder to exercise said rights whenever it so desires;

                 (c) To promptly notify the Agent in writing if the validity or priority of this Deed of Trust or any of the rights, titles, liens or security interests created or evidenced hereby with respect to the Mortgaged Properties, or any part thereof, shall be questioned, attacked or endangered, directly or indirectly, and do or cause to be done all things necessary and/or proper to protect, warrant and defend title to the Mortgaged Properties unto the Agent and its successors and assigns at Grantor's sole expense against all persons whomsoever claiming an interest therein or a lien thereon, but the Agent shall have the right, at any time, to intervene in any suit affecting such title and to employ independent counsel in connection with any such suit to which it may be a party by intervention or otherwise; and upon demand Grantor agrees to pay the Agent all reasonable expenses paid or incurred by it in respect of any such suit affecting title to any such property or affecting the Agent's rights, titles, liens or security interests hereunder, including, without limitation, reasonable fees to the holder's attorneys, and Grantor will indemnify and hold the holder harmless from and against any and all costs and expenses, including, without limitation, any and all costs, loss, damage or liability which the Agent may suffer or incur by reason of the failure of the title to all or any part of the Mortgaged Properties, or by reason of the failure or inability of Grantor, for any reason, to convey the rights, titles, liens and security interests which this Deed of Trust purports to mortgage, create or assign, and all amounts at any time so payable by Grantor shall be secured by the lien and security interest hereof and by the assignment of production herein contained;

                 (d) At any time and from time to time, upon request by the Agent and at Grantor's sole expense, forthwith to execute and deliver or cause to be executed and delivered to the holder and to record, file or register, any and all additional instruments and further assurances as may be necessary or proper, in the Agent's opinion, to effect the intent of these presents;





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                 (e)      To promptly furnish the holder with the financial
         information, statements, and reports required to be furnished to Bank in accordance with the Loan Agreement;

                 (f) To pay all Secured Indebtedness in accordance with the terms thereof or hereof, or when the maturity thereof be accelerated in accordance with the terms thereof or hereof;

                 (g) To promptly pay and discharge or cause to be promptly paid and discharged all rentals, delay rentals, royalties and indebtedness accruing under, and to perform or cause to be performed each and every act, matter or thing required by each and all of the assignments, deeds, Leases, subleases, contracts and agreements comprising a part of or affecting Grantor's interests in the Mortgaged Properties, and to do or cause to be done all other things necessary to keep unimpaired Grantor's rights with respect thereto and to prevent any forfeiture thereof or default thereunder;

                 (h) To do or cause to be done such development work as may be reasonably necessary to the prudent and economical operation of the Mortgaged Properties in accordance with the generally accepted practices of prudent operators in the industry, including all actions that may be appropriate to protect from diminution the productive capacity of the Mortgaged Properties and each producing well thereon, including, without limitation, cleaning out and a reconditioning each well from time to time, plugging and completing at a different level or formation each such well, drilling a substitute or replacement well to conform to changed spacing regulations or to remedy any mechanical, engineering or operational difficulty encountered during the life of each such well, and to protect the Mortgaged Property against drainage whenever, and as often as, is necessary;

                 (i) To promptly correct and cure any defect, error or omission which may be discovered in the contents of this Deed of Trust or in any other Security Instrument or in the execution or acknowledgement hereof or thereof and in connection therewith, promptly execute, acknowledge and deliver to the Agent any and all such corrective or curative instruments as the Agent may in its sole and absolute discretion deem necessary or appropriate, and pay all costs and expenses, including, without limitation, the reasonable attorneys' fees of the holder, in connection with any of the foregoing;

                 (j) Keep, or cause to be kept, such part of the Mortgaged Properties which is of an insurable nature and of a character usually insured by Persons operating similar properties, insured in all respects in accordance with the Loan Agreement;

                 (k) Not sell, trade, transfer, assign, exchange, farmout, sublease, convey, mortgage, pledge, destroy, remove or otherwise dispose of the Mortgaged Properties, or any part thereof, except for the sale of hydrocarbons produced from or attributable to the Mortgaged Properties or sales permitted by the Loan Agreement, in compliance with the terms and conditions of this instrument and the Security Instruments; and





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                 (l)      To comply in all respects with the affirmative and
         negative covenants contained in the Loan Agreement, as the same may be supplemented, amended, modified and replaced from time to time.

         3.3 Any and all covenants contained in this Deed of Trust may from time to time, by instrument in writing signed by the holder and delivered to Grantor, be waived to such extent and in such manner as the holder may consider appropriate; but no such waiver shall at any time affect or impair the Agent's rights or liens hereunder, except to the extent so specifically stated in such written instrument.

         3.4 As to any part of the Mortgaged Properties which may be comprised of interests in the Leases which are other than working interests or which may be operated by a party or parties other than Grantor, Grantor's covenants as expressed in this Article 3 are modified to require that Grantor use its best efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such Leases or properties, including, without limitation, the exercise by Grantor of all rights under any operating agreements to which Grantor is a party.

                                   ARTICLE 4
                             DEFAULTS AND REMEDIES

         4.1 The term "Event of Default", as used herein, shall mean the occurrence of any one or more of the following events:

                 (a) Any Event of Default specified in the Loan Agreement, any of the Security Instruments or any other agreement or contract existing at the date hereof or hereinafter entered into between Grantor, Agent and Bank or any supplement, amendment, modification or replacement for any such agreement; and/or

                 (b) The title of Grantor, Agent or Bank to all of the Mortgaged Properties, or a substantial part thereof, becomes the subject matter of litigation or other judicial proceeding which, in the good faith opinion of Bank, would likely result in substantial impairment or loss of the lien and security interest intended to be created by this Deed of Trust.

         Upon the occurrence of any such Event of Default the Bank shall have all of the rights and remedies provided for in the Loan Agreement.

         4.2 If Grantor should fail, refuse or be unable to pay any sum of money herein covenanted to be paid by Grantor, or fail, refuse or be unable to observe, keep or perform any additional covenant, agreement or undertaking whatsoever contained in this Deed of Trust, the holder may, but shall not be obligated to, pay said sums of money, or perform or attempt to perform any such covenant, agreement or undertaking and any such payment so made or expense reasonably incurred in the performance or attempted performance of any such covenant, agreement or undertaking shall be, and is hereby declared by Grantor to be, a part of the Secured Indebtedness, and Grantor promises, upon demand, to pay to the holder at the office of Agent set forth hereinabove all sums so advanced or paid by the Agent, with interest at the Base Rate plus two percent (2%) (the "Default Rate") from the date paid or incurred by the holder. No such payment by the holder shall in any





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way be considered or constitute a waiver of any such default or of the holder's right to declare the Secured Indebtedness at once due and payable. In addition to the lien and security interest hereof, the holder shall be subrogated to all rights and liens securing the payment of any debt, claim, tax or assessment for the payment of which it shall have made such advance.

         4.3 Upon the occurrence of an Event of Default, the Agent may, at its option, in addition to any and every other remedy, request Trustee to proceed with foreclosure, and in such event, Trustee is hereby authorized and empowered, and it shall be its special duty, upon such request of holder, to sell the Mortgaged Properties, as a whole or in lots or parcels, as Trustee may deem proper, to the highest bidder or bidders, for cash, at the courthouse door of the county in the State of Texas wherein the Mortgaged Properties, then subject to the lien hereof, are situated, provided that if any of the Mortgaged Properties be situated in more than one county, such sale shall be made in any county in the State of Texas wherein any part of such Mortgaged Properties subject to the lien hereof is situated. Any such sale shall be made at public outcry, between the hours of ten o'clock (10:00) a.m. and four o'clock (4:00) p.m. and at a time not later than three (3) hours from the time set forth in the notice hereinafter described, on the first Tuesday in any month after advertising the time, place and terms of the sale of the Mortgaged Properties, then subject to the lien hereof, for at least twenty-one (21) days preceding the date of sale by posting written or printed notice thereof at the courthouse door of the county where said Mortgaged Properties are situated and by filing such notice with the County Clerk of such county (provided that where any of the Mortgaged Properties are situated in more than one county the notice to be posted and filed for record as herein provided shall be posted at the courthouse door of each of such counties where said Mortgaged Properties are situated, and filed for record in each of such counties, and the notices so posted and filed for record shall designate the county where the Mortgaged Properties will be sold), which notice may be posted and filed for record by Trustee acting, or by any person acting for him, and the holder has, at least twenty-one (21) days preceding the date of sale, served written or printed notice of the proposed sale by certified mail on each debtor obligated to pay the Secured Indebtedness according to the records of holder, by the deposit of such notice, enclosed in a post-paid wrapper, properly addressed to such debtor at debtor's most recent address as shown by the records of holder, in a post office or official depository under the care and custody of the United States Postal Service, and after such sale to make to the purchaser or purchasers thereunder good and sufficient deeds and assignments, in the name of Grantor, conveying said property so sold to the purchaser or purchasers with general warranty of title by Grantor. The sale of any part of the Mortgaged Properties shall not exhaust the power of sale, but sales may be made from time to time until all property is sold or the Secured Indebtedness is paid in full. It shall not be necessary to have present or to exhibit at any such sale any of the personal property subject to the lien hereof. To the extent permitted by applicable law, any sale hereunder may be adjourned by announcement at the time and place appointed for such sale, without further notice except as may be required by applicable law.

         4.4 Upon the occurrence of an Event of Default, the Trustee and/or the holder may, at their option, and are hereby authorized, prior or subsequent to the exercise of any and every other remedy, to enter upon the Mortgaged Properties, or any part thereof, and to take possession of the Mortgaged Properties in the possession of Grantor or Grantor's Successors, and may exclude Grantor or Grantor's Successors, and all persons claiming under Grantor, wholly or partly therefrom; and, holding the same, the Trustee and/or the holder may exercise without interference from Grantor or Grantor's Successors, any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Properties, and the Trustee and/or the holder may use, administer, manage, operate and control the Mortgaged Properties and conduct the business thereof to the same extent as Grantor or Grantor's Successors might at the time do and may exercise all rights and powers of Grantor, in the name, place and stead of Grantor, or otherwise as the Trustee and/or the holder shall deem best. All reasonable costs, expenses and liabilities of every character incurred by the Trustee and/or the holder arising pursuant to the exercise of the rights granted in this Section 4.4 shall be a demand obligation owed by Grantor to holder and shall bear interest at the Default Rate and shall constitute a portion of the Secured Indebtedness and shall be secured by this Deed of Trust and all of the Security Instruments. If necessary to obtain the possession provided for hereinabove, the Trustee and/or the holder, as the case may be, may invoke any one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by the Trustee and/or the holder pursuant to this Section 4.4, neither the Trustee nor the holder shall be liable for any loss sustained by Grantor resulting from any act or omission of the Trustee or the holder in managing the Mortgaged Properties, unless such loss is caused by the willful misconduct or bad faith of the holder or the Trustee. Grantor hereby agrees to indemnify and hold harmless the Trustee and the holder from and against any and all liability, loss or damage which may be incurred by reason of the exercise of rights or remedies hereunder. Should the holder or Trustee incur any such liability by reason of this Deed of Trust or the exercise of rights or remedies hereunder or in defense of any such claims or demands, the amount thereof, including without limitation, costs, expenses and reasonable attorneys' fees, shall be a demand obligation owing by Grantor to the holder or the Trustee, as the case may be, and shall bear interest each day from the date incurred until paid at the Default Rate and shall be a part of the Secured Indebtedness and shall be secured by this Deed of Trust and all of the Security Instruments. Grantor hereby consents to, ratifies and confirms any and all actions of the holder or the Trustee with respect to the Mortgaged Properties taken under this Section 4.4.

         4.5 Trustee is authorized to receive the proceeds of said sale or sales made pursuant to Section 4.3 hereof and apply the same as follows: First, to the payment of all necessary costs and expenses incident to the execution of said trust, including but not limited to a reasonable fee to Trustee, not to exceed five percent (5%) to be calculated upon the amount realized at said sale; Second, to the payment of the Secured Indebtedness in such order as the holder shall elect; and Third, the balance, if any, remaining after the full and final payment of the Secured Indebtedness, to Grantor or Grantor's Successors.

         4.6 It is agreed that in any deed or deeds given by Trustee or any substitute Trustee, any and all statements of fact or other recitals therein made as to the identity of the holder or as to the occurrence or existence of any default, or as to the acceleration of the maturity of the Secured Indebtedness, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution and application of the money realized therefrom, or as to the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, as to any act or thing having been duly done by the holder, or any of them if there be more than one, or by the Trustee or any substitute Trustee, shall be taken by all courts of law and equity as prima facie evidence that the said statements of recitals state facts and are true and correct, and Grantor does hereby ratify and confirm any and all acts that Trustee, or any substitute Trustee, may lawfully do in the premises by virtue hereof.

         4.7 In case the lien and security interest thereof shall be foreclosed by Trustee's sale or by judicial action, the purchaser at any such sale shall receive, as an incident to its ownership, immediate possession of the property purchased, and Grantor agrees for Grantor and for all persons claiming under Grantor, that if Grantor or any such person shall hold possession of said property, or any part thereof, subsequent to foreclosure, Grantor or the parties so holding possession shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

         4.8 Upon the occurrence of an Event of Default, the holder may, at its election, or Trustee may upon written request of the holder, proceed by suit or suits, at law or in equity, to enforce the payment of the Secured Indebtedness in accordance with the terms hereof and of the notes or other instruments evidencing it, to foreclose the lien and security interest of this Deed of Trust as against all or any portion of the Mortgaged Properties, and to have said properties sold under the judgment or decree of a court of competent jurisdiction. On or at any time after the filing of judicial proceedings to protect or enforce the rights of the holder, the holder, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud or mismanagement on the part of Grantor, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property, and of the income, rents, issues, products, profits and proceeds thereof.

         4.9 It is agreed that Bank or any other holder may be the purchaser of the Mortgaged Properties, or of any part thereof, at any sale thereof whether such sale be under the power of sale hereinabove vested in Trustee or upon any other foreclosure of the lien and security interest hereof or otherwise, and Bank or other holder so purchasing shall, upon any such purchase, acquire good title to the Mortgaged Properties so purchased, free of the lien and security interest of these presents.

         4.10 To the full extent permitted by applicable law, Grantor agrees that it will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor and Grantor's Successors, and for any and all persons claiming any interest in the Mortgaged Properties, hereby waives and releases, except as expressly provided herein, all rights of redemption, valuation, stay of execution, notice of intention or the election to accelerate the Secured Indebtedness and all rights to a marshalling of assets of Grantor, including the Mortgaged Properties, or to a sale on inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created.

         4.11 The rights and remedies hereinabove expressly conferred are cumulative of all other rights and remedies herein, or by law or in equity provided, and shall not be deemed to deprive the holder or the Trustee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants and terms of this Deed of Trust and of the notes or other instruments evidencing the Secured Indebtedness, and the employment of any remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         4.12 In the event the Mortgaged Properties, or any part thereof, shall be located in any state other than the State of Texas, the procedures for foreclosure and all other provisions of this Article 4 relating to remedies upon default and related matters shall be modified to the extent necessary to comply with the laws of the state where such properties are located. It is the intent of Grantor that this Deed of Trust shall be legal and enforceable in any state where the Mortgaged Properties, or any part thereof, are located and that the provisions hereof shall be modified only to the extent necessary to comply with the laws of such state, and that all other provisions contained herein shall be in no way affected or impaired by the necessity to so modify some or all of the provisions of this Article 4.

                                   ARTICLE 5
                            ASSIGNMENT OF PRODUCTION

         5.1 In order further to secure the payment of the Secured Indebtedness, Grantor does hereby TRANSFER, ASSIGN, and CONVEY unto and in favor of the holder all of the interest of Grantor in the oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and other minerals (herein collectively referred to as the "Hydrocarbons"), in and under, or which may be produced from, the Mortgaged Properties, or allocated thereto pursuant to pooling or unitization of the Leases or otherwise, together with all accounts, contract rights, general intangibles, products and proceeds arising from or derived from the sale, transfer or other disposition of such Hydrocarbons on and after the date of the execution of this Deed of Trust.

         5.2 The foregoing assignment is made upon, and subject to, the following terms:

                 (a) The Agent may give written or telegraphic notice to all of the parties producing, purchasing, taking, possessing or receiving any such Hydrocarbons, or having in their possession any such Hydrocarbons belonging to Grantor or such proceeds for which they or others are accountable to the holder by virtue of the provisions of this Section 5.2, to hold and dispose of such Hydrocarbons for the account of the holder and to make payment of such proceeds direct to the Agent at its principal office, and the Agent shall thereafter receive, collect and retain, subject to the provisions of Section 5.5, as part of the Mortgaged Properties, all such Hydrocarbons, all for the benefit and further security of the Secured Indebtedness.

                 (b) All parties producing, purchasing, taking, possessing, processing or receiving any such Hydrocarbons, or having in their possession any such Hydrocarbons or such proceeds for which they or others are accountable to the holder by virtue of the provisions of this Section 5.2, are authorized and directed by Grantor, upon receipt of notice by the Agent given pursuant to Subsection 5.2(a) above, to treat and regard the holder as the assignee and transferee of Grantor and entitled in its place and stead to receive such Hydrocarbons and proceeds; and such parties and each of them shall be fully protected in so treating and regarding the holder and shall be under no obligation to see to the application by the holder of any such proceeds received by it. Until such notice is received by such parties, payment of all proceeds attributable to such Hydrocarbons shall be payable directly to Grantor. Without in any way limiting the effectiveness of the authorization and direction in the next preceding sentence, if Grantor shall receive any such proceeds which under this Section 5.2 are receivable by the holder, Grantor will hold the same in trust and will remit such proceeds, or cause such proceeds to be remitted, immediately, to the Agent.

                 (c)      Without limiting the foregoing provisions of this
         Article 5, Grantor stipulates that this Article 5 is intended to grant to the Agent a security interest in Grantor's interest in the Hydrocarbons to be extracted from or attributable to the Mortgaged Properties, and in and to the proceeds resulting from the sale thereof at the well head.

         5.3 Grantor covenants, agrees and specifically undertakes hereby, to cause, after Bank shall have so requested, all pipeline companies or other purchasers of the Hydrocarbons to pay promptly to the Agent at its principal office, Grantor's interest in the proceeds derived from the sale thereof, in accordance with the terms of this assignment, and forthwith to execute, acknowledge and deliver to such pipeline companies and other purchasers such further and proper division orders, transfer orders, certificates and other documents as may be necessary or proper to effect the intent of these presents; and the holder shall not be required at any time, as a condition to its right to obtain the proceeds of the Hydrocarbons, to warrant its title thereto or to make any guaranty whatsoever. In addition, and without limitation, Grantor covenants, agrees and specifically undertakes hereby, to provide to the holder the name and address of every pipeline company or other purchaser of the oil, gas and other minerals produced from or allocated to the Mortgaged Properties when determined, together with a copy of the applicable purchase and sales contracts. All expenses incurred by the holder in the collection of such proceeds shall be repaid promptly by Grantor; and prior to such repayment, such expenses shall be a part of the Secured Indebtedness.

         5.4 Without limitation upon any of the foregoing, Grantor hereby designates and appoints the Agent as Grantor's true and lawful agent and attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as the Agent may from time to time prescribe), with full power and authority, for and on behalf of and in the name of Grantor and only upon an Event of Default, to execute, acknowledge and deliver all such division orders, transfer orders, certificates and other documents of every nature, with such provisions as may from time to time, in the opinion of the Agent, be necessary or proper to effect the intent and purpose of the assignment contained in this Article 5; and to demand, collect, receive and sue for, in the Agent's own name or in the name of Grantor, all cash, other distributions or proceeds due or which may become due to Grantor by virtue of the Mortgaged Properties or any part thereof or interest therein, with the absolute right in the Agent to rehypothecate, pledge, compromise, settle or discharge the same and to do all acts and things necessary or convenient for any such purpose, including, without limitation, the right to give good and sufficient receipts and releases; to endorse the name of Grantor upon any and all checks, drafts, money orders and other instruments for the payment of monies which are payable to Grantor and constitute collections on the Mortgaged Properties; and to perform such other and further acts and deeds in the name of Grantor which the Agent may deem necessary and appropriate; and Grantor shall be bound thereby as fully and effectively as if Grantor had personally executed, acknowledged and delivered any of the foregoing certificates or documents; as if Grantor had personally demanded, collected, received and/or sued for any and all cash, other distributions or proceeds; as if Grantor had personally done any and all acts and things necessary or convenient for any such purpose; as if Grantor had personally endorsed Grantor's own name upon any and all checks, drafts, money orders and other instruments; and as if Grantor personally performed such other and further acts and deeds in Grantor's own name which the holder deemed necessary and appropriate; PROVIDED, HOWEVER, notwithstanding anything contained herein to the contrary, the Assignment of Production contained in
Section 5.1 hereof, and the holders rights thereunder, shall be absolute and shall not be conditioned upon the occurrence of an Event of Default. The powers and authorities herein conferred on the Agent may be exercised by the Agent through any person who, at the time of exercise, is an officer of the Agent. The power of attorney conferred by this Section 5.4 is granted for valuable consideration and coupled with an interest and is irrevocable so long as the Secured Indebtedness, or any part thereof, shall remain unpaid. All persons dealing with the Agent, or any substitute, shall be fully protected in treating the powers and authorities conferred by this Section 5.4 as continuing in full force and effect until advised by the Agent that the Secured Indebtedness is fully and finally paid.

         5.5 All proceeds received by the Agent in collected funds pursuant to this Article 5 shall be placed in a collateral collection account at the office of Agent, and the holder is hereby authorized to apply all such proceeds as follows: First, to the payment of all necessary costs and expenses incident to the receipt and collection of such proceeds; Second, to the payment of the Secured Indebtedness in such order as the holder shall elect; and Third, the balance, if any, remaining after the full and final payment of the Secured Indebtedness, to Grantor or Grantors Successors.

         5.6 Should any person or entity now or hereafter purchasing or taking any part of the Hydrocarbons fail to make payment promptly to the Agent for the purchase price of such Hydrocarbons, after notice pursuant to this
Article 5, the holder shall have the right to make or to require Grantor to make, a change of connection and the right to designate or approve the purchaser with whose facilities a new connection shall be made, and the holder shall be without liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

         5.7 The Agent shall never be under any obligation to enforce the collection of the funds assigned to it hereunder, nor shall it ever be liable for failure to exercise diligence in the collection of such funds, but it shall only be accountable for the sums that it shall actually receive.

                                   ARTICLE 6
                               SECURITY AGREEMENT

         6.1 With respect to all personal property and fixtures comprising a part of the Mortgaged Properties, together with all proceeds and products thereof (hereinafter collectively referred to as the Collateral"), this Deed of Trust shall likewise be a security agreement, and for a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of further securing payment and performance of the Secured Indebtedness, Grantor hereby grants to Agent for the benefit of Bank a security interest in the Collateral including, without limitation, all rights now owned and at any time hereafter acquired by Grantor in all (a) oil, gas and other minerals produced from or allocated to the Mortgaged Properties, (b) accounts, chattel paper and general intangibles arising in connection with the sale or other disposition of such production, or otherwise associated with the Mortgaged Properties, and (c) equipment, materials, other personal property, and fixtures at any time used on or in connection with the Mortgaged Properties or in connection with such production, (d) geological, geophysical, engineering, accounting, title, legal and other technical or business data concerning the Mortgaged Properties, and the Hydrocarbons which are in the possession of Grantor or in which Grantor can otherwise grant a security interest, and all books, files, records, seismic data, magnetic media or other forms of recording or obtaining access to such data, together with all accessions, additions, proceeds, products, replacements, substitutions, and modifications to or for any of the foregoing.

         6.2 Grantor hereby assigns to Agent Grantor's security interests and liens and all other interests of Grantor arising pursuant to or perfected by any instrument to which Grantor is a party affecting real property in which Grantor is an interest owner, as provided in Section 9.319 of the Texas Business and Commerce Code (and as provided in any similar provisions, if any, of the Uniform Commercial Code as enacted in any other state where the Mortgaged Properties, or any part thereof, are situated), by virtue of the first sale of Hydrocarbons produced from the Mortgaged Properties.

         6.3 Grantor represents and warrants that, except for any financing statement now in force filed by Bank, or Bank's predecessor-in-interest in and to the Original Deed of Trust (as hereinafter defined), or as shown on Exhibit "A", no financing statement covering the Collateral, or any part thereof, has been filed with any filing officer, and no other security interest now in force has attached or been perfected in the Collateral, or any part thereof.

         6.4 This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all of the Collateral which is or will become fixtures related to the Lands and Leases and is to be filed for record as a financing statement in the real estate records of each county where any part of the Mortgaged Properties (including such fixtures) is situated. Such of the Mortgaged Properties which constitute minerals or the like (including oil and gas) or accounts subject to subsection (e) of Section 9.103 of the Texas Business and Commerce Code (and to similar provisions, if any, of the Uniform Commercial Code as enacted in any other state where the Mortgaged Properties are situated) are or will be financed at the wellhead or minehead of the well or mine located on the Lands described in Exhibit "A". This Deed of Trust shall also be effective as a financing statement covering such minerals or the like (including oil and gas) and such accounts, and, where so permitted or required, is to be filed for record as such a financing statement in the real estate records for each county where a mortgage on the Mortgaged Properties would be filed or recorded. The above goods are or are to become fixtures on the Lands. The record owner of the real estate interest covered by this Deed of Trust is Grantor.

                                   ARTICLE 7
                                 MISCELLANEOUS

         7.1 Upon the full and final payment of the Secured Indebtedness, this Deed of Trust shall be extinguished and be of no further force and effect; and the Mortgaged Properties shall become wholly free and clear hereof and all of the property as assigned hereby shall be automatically reassigned to Grantor without any further act being required; and the holder, upon the request and at the expense of Grantor, shall promptly deliver to Grantor such instruments evidencing the Secured Indebtedness, marked "PAID", and execute and deliver to Grantor and others a release of this Deed of Trust and such other instruments of satisfaction as may be appropriate.

         7.2 The rights, titles, interests, liens and powers hereunder are cumulative of each other and of all other rights, titles, interests, liens' and powers which may now or hereafter exist to secure the payment of the Secured Indebtedness to the holder, or any part thereof. The security herein and hereby provided shall not affect or be affected by any other Security Instrument or by any other or further security heretofore or hereafter taken for the Secured Indebtedness or any part thereof. Grantor, for Grantor and Grantor's Successors, and for any and all persons ever claiming any interest in the Mortgaged Properties, hereby waives all rights of marshalling in event of foreclosure of the lien hereby created. No failure to exercise and no delay in exercising on the part of the Agent or the holder any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

         7.3 For all purposes of this instrument, the post office address of Bank shall be: P.O. Box 655415, Dallas, Texas 75265-5415, Attention: Wm. Mark Cranmer, Vice President, and the address of Grantor shall be: 1400 One Energy Square, 4925 Greenville Avenue, Dallas, Texas 75206, Attention: Miles
D. Bender, President.

         7.4 No provision herein or in any promissory note, instrument, or any other loan document executed by Grantor evidencing the Secured Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect as provided for herein or in any such promissory note, instrument, or any other loan document, the provisions of this Section 7.4 shall govern, and Grantor shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments and other loan documents executed by Grantor evidencing the Secured Indebtedness shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         7.5 These presents shall be binding upon the Grantor and Grantor's Successors, and shall inure to the benefit of the Agent, its successors and assigns, or the holder, as the case may be, and shall be covenants running with the Lands.

         7.6 In the event that any one or more of the provisions contained in this Deed of Trust shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         7.7 THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT IN THOSE INSTANCES WHERE THE MORTGAGED PROPERTIES COVERED HEREBY ARE LOCATED IN STATES OTHER THAN THE STATE OF TEXAS. IN SUCH EVENT, THE LAW IN FORCE IN THE STATE WHERE THE MORTGAGED PROPERTIES ARE LOCATED SHALL GOVERN THE CONSTRUCTION OF THIS DEED OF TRUST.

         7.8 This Deed of Trust has simultaneously been executed in a number of identical counterparts, each of which, for all purposes, shall be deemed an original, and all of which are identical except that, to facilitate recordation, in any particular counterpart, portions of Exhibit A which describe properties and interests situated in counties other than the county in which such particular counterpart is to be recorded may have been omitted.

         7.9 The use of any particular pronoun herein shall mean and be construed to include the plural and singular number of such pronoun, whenever and wherever appropriate and applicable, and shall mean and be construed to include the masculine, feminine or neuter gender of such pronoun, whenever and wherever appropriate and applicable.

         7.10 The effective date of the assignment contained in Article 5 is the date of execution of this Deed of Trust at 7:00 o'clock a.m.

         7.11 This Deed of Trust amends and restates that certain Amended and Restated Deed of Trust, Security Agreement, Assignment of Production, and Financing Statement (the "Prior Deed of Trust"), effective as of June 30, 1995, executed by Grantor for the benefit of Bank One Texas, N.A. covering the properties described therein, which Prior Deed of Trust is filed of record as more particularly set forth on Schedule 1 attached hereto. Nothing contained herein shall be construed to impair the liens and security interests of the Prior Deed of Trust on any of the properties covered thereby and such liens and security interests are hereby renewed and extended and shall remain in full force and effect for all indebtedness now or hereafter outstanding under the Secured Indebtedness. Bank One, Texas, N.A., individually hereby GRANTS, TRANSFERS AND ASSIGNS unto Agent, without recourse or warranty, all of its rights, title and interest to the Prior Deed of Trust existing on the date hereof.

         7.12 In the event of a conflict between the terms and provisions of this Deed of Trust and the terms and provisions of the Loan Agreement, the Loan Agreement shall control.

         IN TESTIMONY WHEREOF, Grantor has caused this instrument to be duly executed effective as of the 29th day of August, 1996.

                                        NATIONAL ENERGY GROUP, INC.,
                                        a Delaware corporation



                                        By:
                                           -------------------------------------
                                               Miles D. Bender, President


                                        BANK ONE, TEXAS, N.A.,
                                        a national banking association,
                                        individually and as Administrative Agent



                                        By:
                                           -------------------------------------
                                               Wm. Mark Cranmer, Vice President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned, a Notary Public in and for the State of Texas, on this day personally appeared Miles D. Bender, President of NATIONAL ENERGY GROUP, INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said corporation and that he executed said instrument as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _______ day of August,
1996.



My Commission Expires:                 Notary Public in and for the
                                       State of Texas

- ------------------------------

                                       -----------------------------------------
                                       Typed or Printed Name of Notary Signature





STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned, a Notary Public in and for the State of Texas, on this day personally appeared Wm. Mark Cranmer, Vice President of BANK ONE, TEXAS, N.A., a national banking association, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said corporation and that he executed said instrument as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _______ day of August,
1996.


My Commission Expires:                 Notary Public in and for the
                                       State of Texas

- ------------------------------

                                       -----------------------------------------
                                       Typed or Printed Name of Notary Signature